Note 12 - Sale of Subsidiary to Related Party	15 Months Ended
Mar. 31, 2012
Sale Of Subsidiary To Related Party [Text Block]

12.   Sale of Subsidiary to Related Party

On January 11, 2012, the Company contributed certain assets and liabilities related to its VeriChip business, as well as all of the assets and liabilities relating to its Health Link business, to its wholly-owned subsidiary, PositiveID Animal Health (“Animal Health”).  The Company had ceased actively marketing the VeriChip business in January 2008 and the Health Link business in September 2010.  The term “VeriChip business” does not include the GlucoChip or any product or application involving blood glucose detection or diabetes management.

On January 11, 2012, VeriTeQ Acquisition Corporation (“VeriTeQ”), which is owned and controlled by Mr. Silverman, purchased all of the outstanding capital stock of Animal Health in exchange for a secured promissory note in the amount of $200,000 and 4 million shares of common stock of VeriTeQ representing a 10% ownership interest, to which no value was ascribed. The Company has not recorded the Note or any accrued interest in its balance sheet as of March 31, 2012, and currently plans to recognize the $200,000 gain represented by the Note as the Note is collected.

In connection with the sale, the Company entered into a license agreement with VeriTeQ (the “License Agreement”) which grants VeriTeQ a license to utilize the Company’s bio-sensor implantable RFID patent for the purpose of designing and constructing, using, selling and offering to sell products or services related to the VeriChip business, but excluding the GlucoChip or any product or application involving blood glucose detection or diabetes management.  Pursuant to the License Agreement, the Company will receive royalties in the amount of ten percent on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the patent, and a royalty of twenty percent on gross revenues that are generated under the Development and Supply Agreement between the Company and Medical Components, Inc. (“Medcomp”) dated April 2, 2009. The Company’s right to the Medcomp royalty payments will terminate three years following written clearance by the FDA of the Medcomp product that incorporates the VeriChip product.

The Company also entered into a shared services agreement with VeriTeQ on January 11, 2012 (the “Shared Services Agreement”), pursuant to which the Company agreed to provide certain services to VeriTeQ in exchange for $30,000 per month. The term of the Shared Services Agreement commenced on January 23, 2012. The first payment for such services is not payable until VeriTeQ receives gross proceeds of a financing of at least $500,000. The balance due from VeriTeQ under the Shared Services Agreement, including certain expenses paid by the Company on behalf of VeriTeQ, totaled approximately $115,000 as of March 31, 2012, which has not been recorded in the Company’s balance sheet as of March 31, 2012 and will be recorded on a cash basis as collected.